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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): MARCH 1, 2007

                             DRESSER-RAND GROUP INC.
             (Exact name of registrant as specified in its charter)

           Delaware                  001-32586            20-1780492
(State or Other Jurisdiction of     (Commission        (I.R.S. Employer
        Incorporation)              File Number)      Identification No.)

 1200 W. Sam Houston Parkway N., Houston, Texas             77043
    (Address of Principal Executive Offices)              (Zip Code)

       Registrant's Telephone Number, Including Area Code: (713) 467-2221

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 1, 2007, Dresser-Rand Group Inc. (the "Company") issued a press release announcing its unaudited financial results for its fourth quarter and fiscal year ended December 31, 2006. A copy of the press release is attached as Exhibit
99.1 to this report. All information in the press release is furnished and shall not be deemed "filed" with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent registrant specifically incorporated it by reference.

ITEM 7.01.  REGULATION FD DISCLOSURE

The information set forth in Item 2.02. Results of Operations and Financial Condition, including the exhibit referred to therein, is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed "filed" with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent registrant specifically incorporated it by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

   (d) Exhibits. The following exhibit is furnished with this Form 8-K:

EXHIBIT NO.      DESCRIPTION
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   99.1          Press Release dated March 1, 2007.

The information contained in Exhibit 99.1 shall not be deemed "filed" with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent registrant specifically incorporated it by reference.

This report may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes that such statements are based on reasonable assumptions, these forward-looking statements are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected. These and other risks are discussed in greater detail in the Company's filings with the Securities and Exchange Commission. Actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. The Company can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them does, what impact they will have on results of operations and financial condition. The Company undertakes no obligation to update or revise forward-looking statements, which may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Dresser-Rand Group, Inc.


                                               By: /s/Randy D. Rinicella
                                                   -----------------------------
                                                   Randy D. Rinicella
                                                   Vice President,
                                                   General Counsel and Secretary

DATED: March 1, 2007

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                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
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   99.1          Press Release dated March 1, 2007.

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